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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 4, 1997



                       Advanta Mortgage Loan Trust 1997-4
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             (Exact name of registrant as specified in its charter)


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           New York                       333-37107         Application Pending
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
        Incorporation)                     Number)          Identification No.)
                                                            -------------------

 c/o Advanta Mortgage Conduit                                     92127
        Services, Inc.                                          (Zip Code)
   Attention: Milton Riseman
   16875 West Bernardo Drive
     San Diego, California
(Address of Principal Executive
           Offices)


        Registrant's telephone number, including area code (619) 674-1800
                                                           --------------

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Item 5. Other Events


        The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996, prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of AMBAC Financial Group, Inc. (which was filed with the Commission on March 12, 1997, Commission File No. 1-10777) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997 and for the periods ending September 30, 1997 and September 30, 1996 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1997 (which was filed with the Commission on November 14,
1997) are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; and (iii) the Prospectus Supplement for the Advanta Mortgage Loan Trust 1997-4, and shall be deemed to be part hereof and thereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Not applicable

        (b)     Not applicable.


        (c)     Exhibits
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                Exhibit No.
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                23.1          Consent of KPMG Peat Marwick LLP




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANTA MORTGAGE LOAN TRUST 1997-4


                                   By:     /s/ Mark T. Dunsheath
                                           --------------------------------
                                           Name:  Mark T. Dunsheath
                                           Title: Vice President




Dated:  December 15, 1997


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                                  EXHIBIT INDEX



Exhibit No.               Description                         Page No.

   23.1          Consent of KPMG Peat Marwick LLP